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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 ------------


                                    FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 20, 1998


                              Advanta National Bank
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                       ADVANTA Credit Card Master Trust II

       United States                   333-5433                23-2804492
-----------------------------  -------------------------- ----------------------
(State or Other Jurisdiction     (Commission File Number) (IRS Employer
of Incorporation)                                         Identification Number)


       Delaware Corporate Center I
           One Righter Parkway
          Wilmington, Delaware                            19803
  --------------------------------------   ------------------------------------
     (Address of Principal Executive                    (Zip Code)
                 Office)

Registrant's telephone number, including area code (302) 266-5600

                                        N/A
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On October 28, 1997, Advanta Corp. and Fleet Financial Group, Inc. ("Fleet Financial Group") entered into a Contribution Agreement (the "Contribution Agreement") pursuant to which they agreed that Advanta Corp. and certain of its subsidiaries, including Advanta National Bank (the "Advanta Contributors"), and Fleet Financial Group and certain of its subsidiaries (the "Fleet Contributors"), would contribute certain of the assets and liabilities relating to their respective consumer credit card businesses to a newly created Rhode Island limited liability company, Fleet Credit Card, LLC (the "LLC"), initially in exchange for a 4.99% membership interest in the LLC to the Advanta Contributors and 95.01% membership interest to the Fleet Contributors and the assumption of certain liabilities, and, prior to such contribution, the LLC would direct the Fleet Contributors and the Advanta Contributors to transfer to Fleet Bank (RI), National Association ("Fleet (RI)"), a national banking association with its principal executive office located in Rhode Island and a subsidiary of Fleet Financial Group, certain of those assets and liabilities, including their credit card accounts and the assets and liabilities of Advanta National Bank relating to the ADVANTA Credit Card Master Trust II. On February 20, 1998 the Advanta Contributors and the Fleet Contributors transferred to Fleet Bank (RI) those assets and liabilities (collectively, the "Transfer").

            On February 20, 1998, immediately prior to the Transfer, Advanta National Bank, as seller and servicer (in such capacities, the "Seller" and "Servicer," respectively), and Bankers Trust Company, as trustee (in such capacity, the "Trustee"), entered into Amendment Number 3 ("Amendment Number 3") to the Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 and as Amended and Restated on May 23, 1994 (the "Pooling and Servicing Agreement") between Advanta National Bank as Seller and Servicer and the Trustee to permit Advanta National Bank to assign and delegate to Fleet
            (RI), all of Advanta National Bank's rights and obligations under the Pooling and Servicing Agreement and to change the name of the ADVANTA Credit Card Master Trust II to the Fleet Credit Card Master Trust II. On February 20, 1998, immediately after Amendment Number
            3 became effective and simultaneously with the Transfer, Advanta National Bank, Fleet (RI), the LLC and the Trustee entered into an Assignment and Assumption Agreement under which (I) Advanta
            National Bank transferred to Fleet (RI), and Fleet (RI) accepted and assumed, all of Advanta National Bank's rights and obligations under the Pooling and


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           Servicing Agreement, (ii) Fleet (RI) became Seller and Servicer of the Trust, (iii) Advanta National Bank was released from any continuing obligations under the Pooling and Servicing Agreement,
           (iv) the name of the ADVANTA Credit Card Master Trust II was changed to Fleet Credit Card Master Trust II, and (iv) Advanta National Bank and Fleet (RI) filed with the appropriate governmental authorities Uniform Commercial Code financing statements reflecting the transfer to and assumption by Fleet (RI).


Item 6.    Not Applicable.

Item 7.    Financial Statements, Pro Forma Financial Informations and Exhibits.

                 Exhibits
                 4.1 Amendment Number 3 to Amended and Restated Pooling and
                     Servicing Agreement dated as of February 20, 1998.
                 4.2 Assignment and Assumption Agreement dated as of February
                     20, 1998.

Item 8.    Not Applicable.

Item 9.    Not Applicable.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          ADVANTA NATIONAL BANK
                                          On behalf of the ADVANTA Credit
                                             Card Master Trust II



                                          By:
                                               -----------------------
                                               Name: Michael Coco
                                               Title: Vice President


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          ADVANTA NATIONAL BANK
                                          On behalf of the ADVANTA Credit
                                             Card Master Trust II



                                          By:  /s/ Michael Coco
                                               -----------------------
                                               Name: Michael Coco
                                               Title: Vice President


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                                  EXHIBIT INDEX


Exhibit                       Description

4.1 Amendment Number 3 to Amended and Restated Pooling and Servicing Agreement dated as of February 20, 1998.

4.2      Assignment and Assumption Agreement dated as of February 20, 1998.